UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]	Definitive Proxy Statement.

[X]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12.

DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

June 30, 2016

Dear Fellow Stockholder:

On June 28, 2016, Document Security Systems, Inc. (the “Company”) convened its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of voting on four stockholder proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016. The Company made a decision to adjourn the Annual Meeting until Tuesday, July 19, 2016 to allow more opportunity for stockholders to vote on all proposals, including proposals impacting the Company’s ability to maintain its common stock listing on the NYSE MKT LLC exchange, which the Company believes is vitally important to the Company’s future, and impacting the Company’s continuity of management, which stability the Company also believes to be integral to the future of the Company. With respect to the proxy proposal for an amendment to the Company’s certificate of incorporation authorizing a 1-for-4 reverse stock split, NYSE Regulation has communicated to the Company that its continued listing on the NYSE MKT exchange is predicated on its effecting a reverse stock split of its common stock or otherwise demonstrating sustained price improvement no later than September 15, 2016.

Document Security Systems, Inc. previously mailed you a Notice of Internet Availability of Proxy Materials which contained specific instructions on how to access those materials via the Internet and vote your shares of DSS stock.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided, or by voting on the Internet or by telephone as indicated in the proxy instructions.

If you have questions regarding the mechanics of casting your vote, you may contact our proxy solicitation firm, Regan & Associates, at 1 (800) 737-3426.

Sincerely,

Jeffrey Ronaldi	Robert Fagenson
Chief Executive Officer	Chairman of the Board of Directors

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 19, 2016.

DOCUMENT SECURITY SYSTEMS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 29, 2016
Date: July 19, 2016 **Time:** 11:00 AM
Location: Document Security Systems, Inc.
Corporate Headquarters
200 Canal View Boulevard, Suite 300
Rochester, NY 14623

DOCUMENT SECURITY SYSTEMS, INC.
ATTN: JEFFREY D'ANGELO, GENERAL COUNSEL
200 CANAL VIEW BOULEVARD, SUITE 300
ROCHESTER, NY 14623

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E12472-P79922

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

FORM 10-K NOTICE AND PROXY STATEMENT ADJOURNMENT LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 5, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903*. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Robert B. Fagenson	☐	☐	☐
1b. Jeffrey Ronaldi	☐	☐	☐
1c. Robert B. Bzdick	☐	☐	☐
1d. Ira A. Greenstein	☐	☐	☐
1e. Warren Hurwitz	☐	☐	☐
1f. Joseph Sanders	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Proposal to ratify the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
3. Proposal to approve the executive compensation of the Company's executive officers disclosed in the Summary Compensation Table of the Company's Proxy Statement.	☐	☐	☐
4. Proposal to approve an amendment to the Company's certificate of incorporation to effect a 1-for-4 reverse stock split.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E12474-P79922

Non-Voting Items

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

DOCUMENT SECURITY SYSTEMS, INC.
Annual Meeting of Stockholders
July 19, 2016 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert B. Bzdick and Jeffrey Ronaldi and each of them, proxies, with full powers of substitution, to each vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on July 19, 2016 and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

Either of the proxies who shall be present and acting shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2, 3, AND 4.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

E12475-P79922

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line) ____________________

Signature 2 - (Joint Owners) ____________________

Date - (Please print date) ____ / ____ / ____